EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Earnings Per Share [Abstract]
Net income for the period	$ 36,447	$ 55,059
Weighted average number of ordinary shares (in shares)	54,087,768	53,791,329
Share options (in shares)	7,850	228,642
Weighted average number of ordinary shares (in shares)	54,095,618	54,019,971
Basic (in USD per share)	$ 0.67	$ 1.02
Diluted (in USD per share)	$ 0.67	$ 1.02